Exhibit 10.3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

1ST AMENDMENT to U.S. LICENSE AGREEMENT BETWEEN

VICAL INCORPORATED AND ASTELLAS PHARMA INC.

THIS AMENDMENT is made and entered into as of August 6, 2012 (“Amendment Effective Date”) by and between VICAL INCORPORATED, a Delaware corporation (“Vical”), having an address of 10390 Pacific Center Court, San Diego, California, 92121, USA, and ASTELLAS PHARMA INC., a company organized under the laws of Japan (“Astellas”), having an address of 3-11, Nihonbashi-Honcho 2-chome, Chuo-Ku, Tokyo 103-8411, Japan.

RECITALS

WHEREAS, the parties have entered into the U.S. License Agreement dated July 12, 2011 (the “U.S. License Agreement”); and

WHEREAS, the parties wish to amend certain payment provisions in the U.S. License Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of mutual covenants and the premises herein contained, the parties, intending to be legally bound, hereby agree as follows:

AGREEMENT

A.	INTERPRETATION

Unless otherwise defined in this Amendment, the definitions of the U.S. License Agreement shall be also applicable to this Amendment.

Except as specifically amended by this Amendment, the terms and conditions of the U.S. License Agreement shall remain in full force and effect.

B.	MILESTONE PAYMENTS

Subject to Section C of this Amendment, Section 5.2 of the U.S. License Agreement shall be amended as follows:

“5.2 Milestone Payments. Within thirty (30) days after the occurrence of each of the following milestone events, Astellas shall pay to Vical the corresponding non-refundable and non-creditable (unless otherwise set forth in this Section) milestone payment set forth below (whether such milestone event is achieved by Astellas or any Sublicensee):

Milestone Event	Milestone Payment
[…***…]	US$	[…***…	]
[…***…]

1	***Confidential Treatment Requested

Milestone Event	Milestone Payment
[…***…]	US$	[…***…	]
[…***…]
[…***…]

2	***Confidential Treatment Requested

Milestone Event	Milestone Payment
[…***…]
[…***…]	US$	[…***…	]
[…***…]	US$	[…***…	]

3	***Confidential Treatment Requested

Milestone Event	Milestone Payment
[…***…]	US$	[…***…	]
[…***…]
[…***…]

4	***Confidential Treatment Requested

Each of the milestone payments described in this Section 5.2 shall be payable one time for the first achievement of such milestone event by any applicable Product, regardless of the number of other Products that subsequently achieve such milestone event. For clarification, in the event two or more milestone events are achieved at the same time, the milestone payments for both milestone events shall be due.”

C.	FURTHER AMENDMENT FOR MILESTONE PAYMENT

It is recognized and agreed by the parties that the amended Section 5.2 pursuant to Section B above (“Amended 5.2”) is based on [...***...] If [...***...], Amended 5.2 shall automatically be further amended as follows:

“5.2 Milestone Payments. Within thirty (30) days after the occurrence of each of the following milestone events, Astellas shall pay to Vical the corresponding non-refundable, non-creditable milestone payment set forth below (whether such milestone event is achieved by Astellas or any Sublicensee):

Milestone Event	Milestone Payment
[...***...]	US$	[...***...	]
[...***...]	US$	[...***...	]
[...***...]

5	***Confidential Treatment Requested

Milestone Event	Milestone Payment
[...***...]
[...***...]
[...***...]	US$	[...***...	]

6	***Confidential Treatment Requested

Milestone Event	Milestone Payment
[...***...]	US$	[...***...	]
[...***...]
[...***...]

Each of the milestone payments described in this Section 5.2 shall be payable one time for the first achievement of such milestone event by any applicable Product, regardless of the

7	***Confidential Treatment Requested

number of other Products that subsequently achieve such milestone event. For clarification, in the event two or more milestone events are achieved at the same time, the milestone payments for both milestone events shall be due.”

For the purpose of this Amendment, such further amended Section 5.2 shall be referred to as “Original 5.2”.

D.	ADJUSTMENT

Within ninety (90) days following the date when […***…]:

(i)	[…***…];

(ii)	[…***…]; or

(iii)	[…***…].

For avoidance of doubt, (i) […***…] and (ii) […***…].

In the event that […***…]. In such case, in the event that […***…]

8	***Confidential Treatment Requested

[…***…]. In case that […***…]. In the event that […***…]. In case that […***…]; provided, however, consistent with the […***…].

E.	ROYALTY RATE

Section 5.3(a) of the U.S. License Agreement shall be amended as follows:

“(a) Royalty Rate. Astellas shall pay Vical royalties as calculated by multiplying the applicable royalty rates by the corresponding amount of incremental Net Sales in the Territory in a Fiscal Year.

Net Sales in the Territory Per Fiscal Year	Royalty Rate
Portion less than or equal to US$[...***...]	[…***…	]%
Portion greater than US$[...***...] and less than or equal to US$[150,000,000]	[…***…	]%
Portion greater than US$ [...***...]	[…***…	]%

By way of example, […***…]:

9	***Confidential Treatment Requested

[…***…]

[…***…]

[…***…]

[…***…]

In same example, […***…]:

	[...***...]	[...***...]	[...***...]	[...***...]

[...***...]	[…***…]	[…***…]	[…***…]	[…***…]

[...***...]	[…***…]	[…***…]	[…***…]	[…***…]

  ”

F.	DEFINITION

The following sentences shall be inserted in appropriate places in Article 1 of the U.S. License Agreement.

“1.19-A “[…***…]” shall have the meaning provided in Section […***…].”

“1.31-A “Fiscal Year” shall have the period starting from April 1 of certain Calendar Year and ending at March 31 of the following Calendar Year.”

“1.34-A “[…***…]” shall have the meaning provided in Section […***…].”

G.	DURATION OF THE AMENDMENT

The term of this Amendment shall commence on the Amendment Effective Date and, unless otherwise agreed in writing between the parties, continue until the date of expiration or earlier termination of the U.S. License Agreement.

10	***Confidential Treatment Requested

IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT as of the date set forth below.

VICAL INCORPORATED		ASTELLAS PHARMA INC.

By:	/s/ Vijay B. Samant	By:	/s/ Yoshihiko Hatanaka
Name:	Vijay B. Samant	Name:	Yoshihiko Hatanaka
Title:	President and CEO	Title:	President and CEO
Date:	August 6, 2012	Date:	August 2, 2012

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